Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated December 2, 2014,
To Prospectus Dated May 1, 2014

Effective December 29, 2014, the T. Rowe Price Retirement Income underlying fund (the “Fund”) is changing its name to T. Rowe Price Retirement Balanced. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current Prospectus are hereby changed to reflect the new name effective December 29, 2014.

Please Retain This Supplement For Future Reference